UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	001-13349	01-0393663
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME		04609-0400
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 10, 2009, Bar Harbor Bankshares (the “Company”) issued a press release announcing that the Company expects to offer and sell approximately $20 million of its common stock in an underwritten public offering. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES (Registrant)

By:	/S/ JOSEPH M. MURPHY
Name: Title:	Joseph M. Murphy President and Chief Executive Officer

Date: December 10, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 10, 2009.